Revenue and costs of goods sold	12 Months Ended
Dec. 31, 2023
Revenue and cost of goods sold
Revenue and cost of goods sold

20.Revenue and cost of goods sold

For the year ended December 31, 2023, the Company generated revenue for the amount of €4.3 million compared to €3.1 million for the year ended December 31, 2022 and €0.9 million for the year ended December 31,2021. Revenue is recognized at a point in time upon satisfaction of the performance obligation, being the moment control over the Genio® system is transferred to the customer, which is in general at delivery at customer site or a predefined location in the country of the customer. For certain customers, control may be transferred upon shipment to the customer in case the incoterms are Ex-Works. The revenue from the Genio® system consists of a kit of products delivered at the same point in time, and as such revenue does not need to be allocated over the different products. The revenue is then recognized at an amount that reflects the consideration to which the Company expects to be entitled in exchange of the Genio® system. In determining the transaction price for the sale of the Genio® system, the Company considers the effects of variable consideration.

The sales based on country of customer for the year ended December 31, 2023, 2022 and 2021:

	For the year ended December 31
(in EUR 000)	2023	2022	2021
Sales Germany	3,816	2,805	808
Sales Finland	—	41	—
Sales Spain	37	24	24
Sales Switzerland	373	214	—
Sales Austria	122	—	—
Sales Belgium	—	—	20
Total sales	4,348	3,084	852

For the year ended December 31, 2023, the Company has no customers with individual sales larger than 10% of the total revenue (2022: 1 customer; 2021: 1 customer).

Cost of goods sold for the year ended December 31, 2023, 2022 and 2021:

	For the year ended December 31
(in EUR 000)	2023	2022	2021
Purchases of goods and services	4,089	1,686	594
Inventory movement	(2,433)	(536)	(291)
Total cost of goods sold	1,656	1,150	303